UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

FIRST COMMUNITY FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

333-185041
333-185043
Illinois	333-185044	20-4718752
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2801 Black Road, Joliet, IL	60435
(Address of Principal Executive Offices)	(Zip Code)

(815) 725-0123
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2013, First Community Financial Partners, Inc. (the “Company”) issued a press release to report the Company’s earnings for the fiscal quarter and fiscal year ended December 31, 2012, which is attached to this report as Exhibit 99.1.
The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 28, 2013

Safe Harbor
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Any statements other than statements of historical facts, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan”, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of the Company to complete the acquisition of the shares of stock of Burr Ridge Bank and Trust, First Community Bank of Homer Glen & Lockport and First Community Bank of Plainfield not owned by the Company (collectively, the “Non-Wholly Owned Banks”), successfully integrate the operations of the Company, the Non-Wholly Owned Banks and First Community Bank of Joliet (“Joliet”), a wholly owned subsidiary of the Company, and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company, the Non-Wholly Owned Banks and Joliet, including various risks to stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; the amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company's need for cash to service and repay the debt and to pay dividends on the Company’s common stock and preferred stock; risks associated with the Company's possible pursuit of acquisitions; economic conditions in the Company’s, Joliet’s and the Non-Wholly Owned Bank’s service areas; system failures; losses of large customers; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing banking; high costs of regulatory compliance; the impact of legislation and regulatory changes on the banking industry; and liability and compliance costs regarding banking regulations. These and other risks and uncertainties are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Registration Statements on Form S-4.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to the Company, Joliet or the Non-Wholly Owned Banks or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Prospectuses/Proxy Statements
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This material is not a substitute for the prospectuses/proxy statements filed with the Securities and Exchange Commission on November 19 and 20, 2012 which, as amended, were declared effective on January 31, 2013. INVESTORS IN THE COMPANY OR THE NON-WHOLLY OWNED BANKS ARE URGED TO READ THE PROSPECTUSES/PROXY STATEMENTS, WHICH CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. The prospectuses/proxy statements are, and other documents which will be filed by the Company with the Securities and Exchange Commission, will be available free of charge at the Securities and Exchange Commission's website, www.sec.gov, or by directing a request when such a filing is made to First Community Financial Partners, Inc., 2801 Black Road Joliet, IL 60435, Attention: Glen Stiteley, Corporate Secretary. The definitive prospectuses/proxy statements were mailed to the Non-Wholly Owned Bank stockholders on February 8, 2013.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation
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The Non-Wholly Owned Banks and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Non-Wholly Owned Banks is set forth in the prospectuses/proxy statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY FINANCIAL PARTNERS, INC.

Dated: February 28, 2013                /s/ Patrick J. Roe

Patrick J. Roe
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 28, 2013